                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





       Date of Report (date of earliest event reported): October 30, 1995




                             EAGLE FINANCIAL CORP.
               ------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Delaware                       0-15311                    06-1194047
-----------------------             -----------                 -------------
(State or Other Jurisdiction        (Commission                 (IRS Employer
of Incorporation)                   File Number)               Identification
                                                                   Number)


222 Main Street P.O. Box 1157, Bristol, Connecticut                  06010
-------------------------------------------                       ---------
(Address of Principal Executive Offices)                     (zip Code)


       Registrant's telephone number, including area code: (860) 584-6300



                     An Exhibit Index is located at page 4.

Item 5. Other Events.

         On October 30,1995, Eagle Financial Corp. announced that the Company's annual meeting for the fiscal year ended September 30, 1995 will be held at 11:00 am. on January 23, 1996 at the Radisson Inn in Bristol, Connecticut.

         The October 30, 1995 press release is attached at Exhibit 99.


Item 7. Financial Statements and Exhibits

         (c) Exhibits
             99. Press Release dated October 30, 1995

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date: November 9, 1995                   EAGLE FINANCIAL CORP.



                                      By: /s/ Robert J. Britton
                                          ------------------------------------
                                          Robert J. Britton
                                          President and Chief Executive Officer



Attest:



/s/ Mark J. Blum
------------------
Mark J. Blum
Vice President and
  Chief Financial Officer

                                  EXHIBIT INDEX




                                                           Page Number in
Exhibit Number              Exhibit                Sequential Numbering System
-------------------------------------------------------------------------------

     99.            Press Release dated October 30, 1995

EAGLE FINANCIAL CORP.


                               Contact     Robert J. Britton
                                           President & Chief Executive officer
                                           203 - 314-6411

                                           Mark J. Blum
                                           Chief Financial Officer
                                           203 - 314-6410


                    EAGLE FINANCIAL ANNOUNCES ANNUAL MEETING

         Bristol, CT/ October 30, 1995 - Eagle Financial Corp. (NASDAQ:EGFC), the holding company for Eagle Federal Savings Bank, announced today that the Company's annual meeting for its fiscal year ended September 30, 1995 will be held at the Radisson Inn in Bristol, Connecticut on Tuesday, January 23, 1996 at 11:00 a.m.





                                    - END -